UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005 (May 3, 2005)

AirNet Systems, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219

(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-10.1
EX-10.2

Item 1.01. Entry into a Material Definitive Agreement.

     On May 3, 2005, AirNet Systems, Inc. (“AirNet”) entered into an employment agreement with each of Gary W. Qualmann and Larry M. Glasscock, Jr. These employment agreements had been recommended to AirNet’s Board of Directors (the “Board”) by an independent third-party compensation consultant and the Board’s Compensation Committee. Mr. Qualmann has served as AirNet’s Chief Financial Officer, Treasurer and Secretary since September 2, 2003. Mr. Glasscock has served AirNet as Senior Vice President, Express Services since February 2003. Neither had previously been party to an employment agreement with AirNet.

Qualmann Employment Agreement

     The employment agreement between Mr. Qualmann and AirNet (the “Qualmann Agreement”) provides for an initial employment period ending December 31, 2006, which will be automatically renewed for successive one-year periods unless either party gives notice to the other of non-renewal at least 90 days prior to the end of the relevant employment period. Under the Qualmann Agreement, Mr. Qualmann is to be employed as Chief Financial Officer of AirNet. During his employment, he may not engage in or perform any outside consulting or other services, except that: (a) he may serve as a director or trustee of any corporation, civil, fraternal, religious, public interest or similar organization provided that he must receive prior approval from AirNet’s Board or AirNet’s Lead Director to serve as a director or trustee for any for-profit entity; and (b) he may continue his elected position as auditor of the City of Bexley, Ohio as long as that position does not interfere with his duties to AirNet under the Qualmann Agreement.

     Mr. Qualmann is entitled to receive an initial annual base salary of $215,000, which may be adjusted upward or downward on an annual basis by the Compensation Committee based on its review of Mr. Qualmann’s performance. Mr. Qualmann is entitled to participate in any bonus plan which AirNet may establish, at the level determined by the Compensation Committee. Mr. Qualmann currently participates in AirNet’s 2005 Incentive Compensation Plan (the “Incentive Plan”) described under the caption “2005 Incentive Compensation Plan” in ITEM 11 – EXECUTIVE COMPENSATION of AirNet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

     Mr. Qualmann is entitled to receive all health and life insurance coverages, sick leave and disability programs, tax-qualified retirement plan contributions, paid holidays and vacations, perquisites and other fringe benefits of employment provided by AirNet to its actively employed senior executive officers. Mr. Qualmann is also entitled to participate in the AirNet Systems, Inc. Amended and Restated 1996 Incentive Stock Plan (the “1996 Stock Plan”) and the AirNet Systems, Inc. 2004 Stock Incentive Plan (the “2004 Stock Plan”), in each case at levels determined by the Compensation Committee.

     The Qualmann Agreement contains confidentiality and non-competition provisions which prevent Mr. Qualmann from disclosing confidential information about AirNet and from competing with AirNet during his employment therewith and for an additional period of one year following termination of employment. In addition, during his employment with AirNet and for an additional period of one year thereafter, Mr. Qualmann may not solicit or hire, directly or indirectly, any employee of AirNet.

     If Mr. Qualmann’s employment were terminated by AirNet without “cause” or by Mr. Qualmann for “good reason,” Mr. Qualmann would be entitled to receive any base salary accrued but unpaid and any fringe benefits then provided by AirNet in accordance with the provisions of the applicable plan or program. Additionally, his medical and health care benefits would be continued for a period of 12 months and his base salary continued at the level then in effect for a period of 12 months provided that the level of base salary continued would in any event be at least $215,000. In addition, Mr. Qualmann would become fully vested in all employee benefit programs (other than with respect to any restricted stock issued under the 2004 Stock Plan and any tax qualified retirement or savings plan as to which his interest would vest in accordance with the terms of the applicable plan). He would also be entitled to receive a single lump sum payment equal to the pro-rata portion (based on days employed during the fiscal year in which employment terminated) of any non-discretionary bonus payable based on employment throughout the fiscal year; receive a lump sum payment equal to his non-vested interest under any tax qualified retirement or savings plan maintained by AirNet to the extent forfeited upon termination of employment; and be paid his reasonable, out-of-pocket fees and expenses in connection with outplacement services, in an amount not to exceed $15,000.

     “Cause” is defined in the Qualmann Agreement to include: (i) any willful breach of the material terms of the Qualmann Agreement; (ii) any willful breach of a material duty of employment assigned pursuant to the terms of the Qualmann Agreement other than a breach related to an assignment that would be a basis for termination of his employment by Mr. Qualmann for “good reason;” (iii) material refusal to perform the duties assigned to him pursuant to the terms of the Qualmann Agreement other than a refusal related to an assignment that would be a basis for termination of his employment by Mr. Qualmann for “good reason;” (iv) theft or embezzlement of a material amount of AirNet’s property; (v) fraud; or (vi) indictment for criminal activity other than minor misdemeanor traffic offenses. The following events qualify as “good reason” for Mr. Qualmann to terminate his employment: (a) without his prior written consent, AirNet assigns him to duties which are materially inconsistent with or result in a material diminution of his position, authority, duties or responsibilities as Chief Financial Officer, including failing to reappoint or reelect him to that position; (b) his base salary is reduced for any reason other than in connection with termination of his employment; (c) without his prior written consent, he is assigned to an office of AirNet outside the Greater Columbus, Ohio Metropolitan area; (d) AirNet fails to obtain an agreement from any successor or assign of AirNet to assume and agree to perform the Qualmann Agreement; or (e) AirNet otherwise materially breaches its obligations to made payments to Mr. Qualmann under the Qualmann Agreement.

     If Mr. Qualmann’s employment were terminated by AirNet for cause or by Mr. Qualmann without good reason, AirNet would pay him any accrued but unpaid base salary and provide any other rights or benefits, if any, to be provided under the applicable terms of AirNet’s compensation plans and programs.

     The Qualmann Agreement provides for the continuation of Mr. Qualmann’s base salary and bonus (reduced by amounts payable under the terms of any disability benefit plan of AirNet),

at the rate then in effect, following a disability until Mr. Qualmann’s employment is terminated as a result of the disability. Upon termination of his employment because of disability, Mr. Qualmann would be entitled to receive any base salary accrued but unpaid and any fringe benefits then provided by AirNet in accordance with the provisions of the applicable plan or program; and his medical and health care benefits would be continued for a period of 12 months. In addition, any disability plan in effect as of his date of termination would be continued.

     If Mr. Qualmann’s employment were terminated by his death, his beneficiary would be entitled to receive any base salary accrued but unpaid and any fringe benefits then provided by AirNet in accordance with the provisions of the applicable plan or program.

     Amounts payable upon termination of Mr. Qualmann’s employment would be deferred to the extent, if any, necessary to avoid the imposition of excise taxes and other penalties pursuant to Section 409A of the Internal Revenue Code but not by more than six months plus one day from the termination date.

     Immediately upon the occurrence of a “change in control” of AirNet (as defined in the Qualmann Agreement), Mr. Qualmann would become fully vested in all employee benefit programs in which he was then a participant, including all stock options and other awards under the 1996 Stock Plan or the 2004 Stock Plan but excluding any tax qualified retirement or savings plan as to which his interest would vest in accordance with the applicable plan’s terms.

     The foregoing description of the Qualmann Agreement is qualified by the complete text of the Qualmann Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Glasscock Employment Agreement

     The employment agreement between Mr. Glasscock and AirNet (the “Glasscock Agreement”) provides for an initial employment period ending December 31, 2006, which will be automatically renewed for successive one-year periods unless either party gives notice to the other of non-renewal at least 90 days prior to the end of the relevant employment period. Under the Glasscock Agreement, Mr. Glasscock is to be employed as Senior Vice President, Express Services of AirNet. During his employment, he may not engage in or perform any outside consulting or other services, except that he may serve as a director or trustee of any corporation, civil, fraternal, religious, public interest or similar organization provided that he must receive prior approval from AirNet’s Board or AirNet’s Lead Director to serve as a director or trustee for any for-profit entity.

     Mr. Glasscock is entitled to receive an initial annual base salary of $215,000, which may be adjusted upward or downward on an annual basis by the Compensation Committee based on its review of Mr. Glasscock’s performance. Mr. Glasscock is entitled to participate in any bonus plan which AirNet may establish, at the level determined by the Compensation Committee. Mr. Glasscock currently participates in AirNet’s Incentive Plan.

     Mr. Glasscock is entitled to receive all health and life insurance coverages, sick leave and disability programs, tax-qualified retirement plan contributions, paid holidays and vacations, perquisites and other fringe benefits of employment provided by AirNet to its actively employed senior executive officers. Mr. Glasscock is also entitled to participate in the 1996 Stock Plan and the 2004 Stock Plan, in each case at levels determined by the Compensation Committee.

     The Glasscock Agreement contains confidentiality and non-competition provisions which prevent Mr. Glasscock from disclosing confidential information about AirNet and from competing with AirNet during his employment therewith and for an additional period of one year following termination of employment. In addition, during his employment with AirNet and for an additional period of one year thereafter, Mr. Glasscock may not solicit or hire, directly or indirectly, any employee of AirNet.

     If Mr. Glasscock’s employment were terminated by AirNet without “cause” or by Mr. Glasscock for “good reason,” Mr. Glasscock would be entitled to receive any base salary accrued but unpaid and any fringe benefits then provided by AirNet in accordance with the provisions of the applicable plan or program. Additionally, his medical and health care benefits would be continued for a period of 12 months and his base salary continued at the level then in effect for a period of 12 months provided that the level of base salary continued would in any event be at least $215,000. In addition, Mr. Glasscock would become fully vested in all employee benefit programs (other than with respect to any restricted stock issued under the 2004 Stock Plan and any tax qualified retirement or savings plan as to which his interest would vest in accordance with the terms of the applicable plan). He would also be entitled to receive a single lump sum payment equal to the pro-rata portion (based on days employed during the fiscal year in which employment terminated) of any non-discretionary bonus payable based on employment throughout the fiscal year; receive a lump sum payment equal to his non-vested interest under any tax qualified retirement or savings plan maintained by AirNet to the extent forfeited upon termination of employment; and be paid his reasonable, out-of-pocket fees and expenses in connection with outplacement services, in an amount not to exceed $15,000.

     “Cause” is defined in the Glasscock Agreement in the same manner as under the Qualmann Agreement. The following events qualify as “good reason” for Mr. Glasscock to terminate his employment: (a) without his prior written consent, AirNet assigns him to duties which are materially inconsistent with his professional training and experience or to a position that is not substantially comparable to his position as Senior Vice President, Express Services; (b) his base salary is reduced for any reason other than in connection with termination of his employment; (c) without his prior written consent, he is assigned to an office of AirNet outside the Dallas-Fort Worth Metropolitan area; (d) AirNet fails to obtain an agreement from any successor or assign of AirNet to assume and agree to perform the Glasscock Agreement; or (e) AirNet otherwise materially breaches its obligations to made payments to Mr. Glasscock under the Glasscock Agreement.

     If Mr. Glasscock’s employment were terminated by AirNet for cause or by Mr. Glasscock without good reason, AirNet would pay him any accrued but unpaid base salary and provide any other rights or benefits, if any, to be provided under the applicable terms of AirNet’s compensation plans and programs.

     The Glasscock Agreement provides for the continuation of Mr. Glasscock’s base salary and bonus (reduced by amounts payable under the terms of any disability benefit plan of AirNet), at the rate then in effect, following a disability until Mr. Glasscock’s employment is terminated as a result of the disability. Upon termination of his employment because of disability, Mr. Glasscock would be entitled to receive any base salary accrued but unpaid and any fringe benefits then provided by AirNet in accordance with the provisions of the applicable plan or program; and his medical and health care benefits would be continued for a period of 12 months. In addition, any disability plan in effect as of his date of termination would be continued.

     If Mr. Glasscock’s employment were terminated by his death, his beneficiary would be entitled to receive any base salary accrued but unpaid and any fringe benefits then provided by AirNet in accordance with the provisions of the applicable plan or program.

     Amounts payable upon termination of Mr. Glasscock’s employment would be deferred to the extent, if any, necessary to avoid the imposition of excise taxes and other penalties pursuant to Section 409A of the Internal Revenue Code but not by more than six months plus one day from the termination date.

     Immediately upon the occurrence of a “change in control” of AirNet (as defined in the Glasscock Agreement), Mr. Glasscock would become fully vested in all employee benefit programs in which he was then a participant, including all stock options and other awards under the 1996 Stock Plan or the 2004 Stock Plan but excluding any tax qualified retirement or savings plan as to which his interest would vest in accordance with the applicable plan’s terms.

     The foregoing description of the Glasscock Agreement is qualified by the complete text of the Glasscock Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 8.01. Other Events.

     On May 4, 2005, AirNet issued a news release announcing that it had entered into employment agreements with Gary W. Qualmann, AirNet’s Chief Financial Officer, and Larry W. Glasscock, Jr., AirNet’s Senior Vice President, Express Services. The May 4, 2005 new release was previously filed on May 4, 2005 as Exhibit 99.1 to AirNet’s Current Report on Form 8-K dated May 4, 2005 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) and (b) Not applicable

     (c) Exhibits: The following exhibits are filed with or incorporated by reference into this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Employment Agreement, made as of May 3, 2005, between AirNet Systems, Inc. and Gary W. Qualmann

10.2	Employment Agreement, made as of May 3, 2005, between AirNet Systems, Inc. and Larry M. Glasscock, Jr.

99.1	News Release issued by AirNet Systems, Inc. on May 4, 2005 (Incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of AirNet Systems, Inc., dated and filed on May 4, 2005 (File No. 1-13025))

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.
Dated: May 6, 2005	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated May 6, 2005

AirNet Systems, Inc.

Exhibit No.	Description

10.1	Employment Agreement, made as of May 3, 2005, between AirNet Systems, Inc. and Gary W. Qualmann

10.2	Employment Agreement, made as of May 3, 2005, between AirNet Systems, Inc. and Larry M. Glasscock, Jr.

99.1	News Release issued by AirNet Systems, Inc. on May 4, 2005 (Incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of AirNet Systems, Inc., dated and filed on May 4, 2005 (File No. 1-13025))